THE TIMOTHY PLAN

(the “Trust”)

TIMOTHY PLAN MARKET NEUTRAL ETF

(the “Fund”)

Supplement dated June 30, 2025

to the Prospectus and Statement of Additional Information

each dated May 1, 2025, as may be supplemented from time to time.

On May 30, 2025, on the recommendation of Timothy Partners, Ltd., the Trust’s investment adviser, the Trust’s Board of Trustees voted to close and liquidate the Fund.

The Fund will create and redeem creation units through July 22, 2025, which will also be the last day of trading of the Fund’s shares on the NYSE Arca, Inc., the Fund’s principal U.S. listing exchange. The Fund will cease operations, liquidate its assets, and prepare to distribute proceeds to shareholders of record on or about July 29, 2025, (the “Liquidation Date”). Shareholders of record of the Fund remaining on the Liquidation Date will receive cash at the net asset value of their shares as of such date, which will include any net capital gains and net investment income as of this date that had not been previously distributed. Any net capital gains and net investment income from the previous fiscal year, which were not distributed by the end of the most recent fiscal year-end, may be distributed to shareholders in advance of the Liquidation Date, in what is commonly referred to as a “spillback distribution.”

Prior to the Liquidation Date, the Fund will be in the process of closing down and liquidating its portfolio, which will result in the Fund not tracking its Index and increasing its holdings in cash and/or cash equivalents, which may not be consistent with the Fund’s investment objective and strategy. Shareholders of the Fund may sell their holdings on the NYSE Arca, Inc. prior to July 23, 2025. Customary brokerage charges may apply to such transactions. From July 23, 2025, through the Liquidation Date, we cannot assure you that there will be a market for your shares.

On or about July 30, 2025, the Fund will distribute to its remaining shareholders a liquidating cash distribution equal to the current net asset value of their shares. While Fund shareholders remaining on the Liquidation Date will not incur transaction fees, shareholders generally will recognize a capital gain or loss on the redemptions. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Shareholders can call 1-800-846-7526 for additional information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE